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                                                                      EXHIBIT 23





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                                                                 EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Numbers 33-47056 and 33-51920.



                                                   ARTHUR ANDERSEN & CO.


Detroit, Michigan,
June 24, 1994.





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